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                                                                   EXHIBIT 10.82


                          Collateralization Agreement

         This Agreement is entered into as of January 30th, 2003, between Harris Trust and Savings Bank, ("Financial Institution",) with its principal place of business at 111 West Monroe Street, Chicago, Illinois 60603 and Arlin M. Adams, Esquire, whose principal place of business is located at 1600 Market Street, Suite 3600, Philadelphia, PA 19103 and who is a Trustee in the bankruptcy case of Coram Healthcare Corporation and Coram, Inc., Case No. 00-3299 through 00-3300, (jointly administered) (The "Bankruptcy Case").

                                    RECITALS

         a. Under Section 345 of the Bankruptcy Code (11 U.S.C. ss. 345), a Trustee in a bankruptcy case shall require from the entity with which bankruptcy estate monies are deposited or invested, a bond, or the deposit of specified securities with respect to such deposits or investments which are not insured or guaranteed by the United States.

         b. Trustee has established deposit accounts (the "Deposit Accounts") with Financial Institution for the purpose of depositing and investing the money of the bankruptcy estate of the Debtor ("Estate"). It is expected that a portion of the Estate money in Deposit Accounts will not be insured or guaranteed by the United States.

         c. Financial Institution is to comply with 11 U.S.C. ss. 345 of the Bankruptcy Code and any other laws and regulations relating to the deposit or investment of Estate money. Financial Institution is an insured financial institution under the Federal Deposit Insurance Act as evidenced by the Certification from the Federal Deposit Insurance Corporation ("FDIC") attached to this Agreement as Attachment A. The United States Trustee for Region III is




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required to supervise the Estate's compliance with 11 U.S.C. ss. 345.

         In consideration of Trustee's maintaining the Deposit Accounts with Financial Institution, and intending to be legally bound hereby, Financial Institution and Trustee agree as follows:

         1. With respect to Estate money on deposit or invested with Financial Institution which is not insured or guaranteed in accordance with 11 U.S.C. ss. 345, Financial Institution shall deposit and maintain with the Federal Reserve Bank of St. Louis ("Fed") only those securities belonging to Financial Institution which are of the kind specified in 31 U.S.C. ss. 9303 - namely, public debt obligations of the United States Government or obligations whose principal and interest is unconditionally guaranteed by the United States (the "Pledged Securities"). The par value of the Pledged Securities will always be at least equal to the total amount of all monies of the Estate, including accrued interest, on deposit with Financial Institution at any time, less the amount of any estate deposits insured by the United States or by a department, agency or instrumentality of the United States including the FDIC.

         2. Financial Institution hereby grants to the United States Trustee a security interest in the Pledged Securities and agrees that all such Securities shall be pledged and assigned to the United States Trustee to secure Estate monies deposited with Financial Institution. Financial Institution will instruct Fed to designate United States Trustee as the pledgee with respect to the Pledged Securities, and to maintain such Securities in a "31 C.F.R. Part 225" account which shall have a sub-account in the name of the United States Trustee (the "sub-account"). The deposit of Pledged Securities by Financial Institution with Fed shall be subject to the terms and conditions of Fed's standard operating circular relating to its provision of securities custodial services.

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         3. Financial Institution shall arrange with the Fed that, within fifteen (15) days after the end of each calendar month, the Fed shall send to the following office of the United States Trustee a pledge holding statement for the Sub-account setting forth the Pledged Securities then on deposit with Fed pursuant to this Agreement:

                       Office of the United States Trustee
                         J. Caleb Boggs Federal Building
                    844 King Street, Suite 2313
                                 Lockbox No. 35
                           Wilmington, Delaware 19801
                   Attention: Assistant United States Trustee

         4. The interest coupons or other evidence of income derived from the Pledged Securities with Fed may be administered for the benefit of Financial Institution in such manner as Financial Institution and Fed may agree upon. No order of a court or approval of the Trustee or United States Trustee is required to allow Financial Institution to substitute acceptable securities with Fed as long as the total par value of all Pledged Securities deposited by Financial Institution with Fed is maintained at all times in the amount previously described. The withdrawal or reduction as well as any additions in amount of any Pledged Securities shall require the prior written consent of the United States Trustee, or his designee, i.e., an employee of the Office of the United States Trustee.

         5. Within fifteen (15) days after the end of each calendar month, Financial Institution shall file with the United States Trustee, or his designee, i.e., an employee of the Office of the United States Trustee, a report stating (i) the balance of each Deposit Account, and (ii) the par value of the Pledged Securities currently on deposit with Fed with respect to each of the Deposit Accounts.



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         6. If Financial Institution fails to pay, when due, the whole or any part of any Estate monies deposited with Financial Institution, including accrued interest, or if Financial Institution otherwise violates or fails to perform any of the terms of this Agreement, or if Financial Institution becomes insolvent, or if Financial Institution is closed for business by law of by proper regulatory action, or if a receiver, conservator or liquidator is appointed for the purpose of terminating the business of Financial Institution, the United States Trustee, or his designee, i.e., an employee of the Office of the United States Trustee without prior notice or demand, through such agents as may be designated for the purpose, may redeem, sell, assign or transfer the Pledged Securities, any additions or substitutions of such Securities, in whole or in part, at either public or private sale or sales. Any sale of Pledged Securities will be free from any equity or right redemption on Financial Institution's part and without a prior appraisal, Financial Institution waives all rights to notice and any right of redemption it might have to the Pledged Securities. The proceeds of any sale or sales will be supplied to the Estate whose monies were deposited with Financial Institution. Surplus proceeds, if available, will be applied to the payment of any damages, demands or deficiencies caused by Financial Institution's default under this Agreement. Any then remaining surplus proceeds will be paid to Financial Institution.

         7. This Agreement shall remain in effect during the pendency of the Bankruptcy case.

         8. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         9. No consent or waiver under this agreement shall be effective unless in writing. No waiver of any breach or default shall be deemed a waiver of any breach or default thereafter

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occurring.

         10. This Agreement contains and embodies the entire agreement of the parties hereto, and supersedes all prior agreements between the parties. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto, provided that no such modification or amendment shall be effective without the prior written consent of the United States Trustee.

         11. This Agreement shall be governed by and interpreted under the laws of the State of New Jersey.

         12. The Agreement may be executed in counterparts.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, as of the day and year first above written.

Attest:                                    Financial Institution:
[Corporate Seal]

                                           By: /s/ JOHN T. GOGGIN
--------------------------------------         ---------------------------------
Title:                                     Title:  Vice President
      --------------------------------            ------------------------------

Approved as to Form

DONALD F. WALTON
ACTING UNITED STATES TRUSTEE               Trustee:

By:                                        By: /s/ ARLIN M. ADAMS,
    ----------------------------------             AS CHAPTER 11 TRUSTEE
    Roberta DeAngelis                              FOR CORAM HEALTHCARE CORP.
    Assistant United States Trustee                AND CORAM, INC.
    District of Delaware                          ------------------------------
                                           Title: Chapter 11 Trustee
Dated:                                            ------------------------------
       -------------------------------

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